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Supplement to Statement of Additional Information dated March 1, 2022

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
HARBOR INTERNATIONAL FUND
August 17, 2022
Effective August 17, 2022 (the “Effective Date”), Toma Kobayashi serves as portfolio manager to Harbor Diversified International All Cap Fund and Harbor International Fund.

As of the Effective Date, the following is added to the “Other Accounts Managed” section for Harbor Diversified International All Cap Fund found beginning on page 57 and is as of July 31, 2022.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Toma Kobayashi
All Accounts	2	$6,226	7	$11,018	30	$13,343
Accounts where advisory fee is based on account performance (subset of above)	0	0	7	11,018	4	2,358

As of the Effective Date, the following is added to the “Other Accounts Managed” section for Harbor International Fund found on page 59 and is as of July 31, 2022.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL FUND
Toma Kobayashi
All Accounts	2	$3,722	7	$11,018	30	$13,343
Accounts where advisory fee is based on account performance (subset of above)	0	-	7	11,018	4	2,358

As of the Effective Date, the following is added to the “Securities Ownership” section found on page 74:
As of July 31, 2022, Mr. Kobayashi did not beneficially own any shares of Harbor Diversified International All Cap Fund or Harbor International Fund.
Investors Should Retain This Supplement For Future Reference
S0822.SAI.HF

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